SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 5, 2003
                                                --------------------------------


                         Delta Woodside Industries, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                              ---------------------
                          (State of Other Jurisdiction
                                of Incorporation)

       1-10095                                            57-0535180
-----------------------                           ---------------------------
(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box 6126, 100 Augusta Street, Greenville, South Carolina         29606
-------------------------------------------------------------      ------------
         (Address of Principal Executive Offices)                   (Zip Code)

                                 (864) 255-4122
                         -------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                       ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)








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Item 5.  Other Events.

         On March 5, 2003, Delta Woodside Industries, Inc., and its wholly-owned subsidiary Delta Mills, Inc., issued a press release reporting both the commencement by Delta Mills of a "modified Dutch auction" tender offer to purchase for cash a portion of its outstanding 9 5/8% Senior Notes due 2007 and the closing of its Catawba Plant located in Maiden, N.C. The press release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         99.1 Press release issued by Delta Woodside Industries, Inc. and Delta Mills, Inc. on March 5, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DELTA MILLS, INC.


Date:  March 6, 2003               By: /s/ William H. Hardman, Jr.
                                   ---------------------------------------
                                      W.H. Hardman, Jr.
                                      Chief Financial Officer

                                    EXHIBITS

         99.1 Press release issued by Delta Woodside Industries, Inc. and Delta Mills, Inc. on March 5, 2003